EXHIBIT 10.11

                             COMMERCIAL LEASE OPTION

     THIS LEASE AGREEMENT, is made and entered into this 1st day of April, 2002, by and between STEVEN CRAIG LONG, whose address is P.O. Box 3058, Vero Beach, Florida 32964-3058 (hereinafter referred to as "LESSOR") and CHEFS INTERNATIONAL, INC., A DELAWARE CORPORATION, whose address is Post Office Box 1332, Point Pleasant Beach, New Jersey 08742 (hereinafter referred to as "LESSEE").

                                   WITNESSETH:

     WHEREAS, LESSEE is desirous of leasing from LESSOR and LESSOR is desirous of leasing to LESSEE certain Property hereinafter described, upon the terms, covenants and conditions set forth herein;

     NOW, THEREFORE,

          DEMISED PROPERTY: In consideration of the rents, covenants and agreements contained herein on the part of LESSEE to be observed and performed, LESSOR hereby demises and leases unto LESSEE, and LESSEE rents from LESSOR the following described real property located and situate in Indian River County,
Florida, together with all the buildings, structures and improvements (hereinafter collectively referred to as the "Property") located thereupon:

          SEE EXHIBIT "A" ATTACHED HERETO, BY REFERENCE MADE A PART HEREOF

The above  Property  is located at 30 Royal Palm  Pointe,  Vero  Beach,  Florida
32960.


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

     2. TERM AND POSSESSION: The term of this Lease shall be five (5) years in length, commencing April 1, 2002, and ending at midnight on the 31st day of March, 2007. Possession of the Property shall commence upon execution of this Lease.

     3. USE AND RESTRICTIONS:

     1. LESSEE shall use and occupy the Property as a restaurant facility serving retail beverages, including beer, wine and liquor sales, for the entire term of this Lease, and for no other purposes whatsoever.

     2. Any changes or alterations necessary to conform the Property and its fixtures to governmental laws and regulations shall be the responsibility of the LESSOR, including the obligation to make structural changes and to comply with future enactments not within the original contemplation of the parties. This includes compliance with accessibility standards in order to meet the statutory definition of "Public accommodation" and/or a "commercial facility", for the purposes of the Americans With Disabilities Act, 42 U. S.C. Section 12181. Any changes necessary to conform any of LESSEE's removals, alterations, or additions to such laws shall be the responsibility of LESSEE. Any structural change to be made by the LESSEE shall be approved by the LESSOR, but LESSOR's approval shall not affect LESSEE's responsibility for all such legal requirements relating to such changes.

     3.  LESSEE  will  neither  use nor permit the  Property  to be used for any illegal or improper purposes, nor permit any disturbance, noise or annoyance whatsoever, detrimental to the Property. LESSEE shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, and City government and of any and all their departments and bureaus applicable to said Property, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said Property during the Lease term.

     4. Except as stated in this paragraph 3, LESSEE shall, at LESSEE'S sole cost and expense, comply with all regulations of all county, municipal, state, federal, and other applicable governmental authorities, now in force or which may hereafter be in force, pertaining to LESSEE or


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

its use of the leased Property, and shall faithfully observe in the use of the leased Property all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force. LESSEE shall indemnify, defend and save LESSOR harmless from penalties, fines, costs, expense suits, claims or damages resulting from LESSEE'S failure to perform its obligations in this Section.

     4. Rent: In consideration of LESSOR'S demise of the Property to LESSEE for the period set forth above, LESSEE shall and hereby agrees to pay the agreed total rent of Four Hundred and Eighty Thousand ($480,000.00) Dollars, payable monthly to LESSOR at the rate of Eight Thousand ($8,000.00) Dollars. All payments shall be made to LESSOR on the first day of each and every month, in advance without demand, at the above address or at such other place and to such other person as LESSOR may from time to time designate in writing. In addition to the above stated rent, LESSEE agrees to pay any applicable sales tax on the rent, with each monthly rental payment.

          Upon the execution of this Lease, LESSEE shall pay to LESSOR the sum of Twelve Thousand Dollars ($12,000.00), representing the first month's rent due hereunder, along with Four Thousand Dollars ($4,000.00), representing a security deposit under this lease agreement. LESSOR shall hold said security deposit in an interest bearing account, and will return the security deposit, along with interest accrued, to the LESSEE, upon the termination of the Lease if the LESSEE is not in default under any provision of this Lease. LESSOR does not guarantee an amount of interest to be gained on the sums deposited. In addition, prior to the release of the security deposit, the LESSEE will return all keys to LESSOR and will furnish its forwarding address. Upon inspection by the LESSOR, or its agent, revealing that the premises are being returned by the LESSEE in as good condition as at the time of leasing, ordinary wear, decay and damage by the elements excepted, the security deposit, together with the interest, will be forwarded to LESSEE, within fifteen (15) days of termination of the Lease.

          1. LESSEE covenants to make all payments hereunder promptly and without the necessity of notice or demand by LESSOR; to quietly and peaceably deliver and surrender the


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

Property at the end of the term of this Lease, or any extension thereof, and not to permit or cause any waste, impairment or deterioration of the real property or the improvements thereon at any time during the term of this Lease.

          2. The first payment, including the first month's rent and security, shall be paid to LESSOR on or before April 1, 2002.

          3. Any payment of rent not received by LESSOR within ten (10) days after becoming due shall bear a late charge of five (5%) percent of the amount due.

     5. SUBORDINATION: This Lease is and shall be subordinate to all mortgages, which may now or in the future be a lien upon the real property of which the demised Property form a part and are recorded amongst the public records of Indian River County, Florida, and to any modifications, extensions, renewals and/or replacements thereof, provided, however, that during the initial five (5) year term of this Lease, LESSOR agrees not to encumber the leased property in an amount greater than $900,000.00.

     In the event any proceedings are brought for the foreclosure of, or in any event of exercise of the power of sale under, any mortgage covering the leased Property or in the event a deed is given in lieu of foreclosure of any such mortgage, LESSEE shall attorn to the purchaser, or grantee in lieu of foreclosure, upon any such foreclosure or sale and recognize such purchaser, or grantee in lieu of foreclosure, as the LESSOR under this Lease. Provided, however, that if this Lease is in full force and effect, the right to possession of LESSEE to the Property and LESSEE's rights arising out of this Lease shall not be affected or disturbed by the rights of the mortgagee in the exercise of any rights under the mortgage or note secured thereby, nor shall LESSEE be named as a party defendant to any foreclosure to the lien of the mortgage. In the event that the mortgagee, or any person, acquires title to the lease Property pursuant to the exercise of any remedy provided for in the mortgage, this Lease shall not be terminated or affected by said foreclosure or sale, or any such proceeding, and the mortgagee shall agree that any sale of the leased Property pursuant to the exercise of any rights and remedies under the mortgage, or otherwise, shall be made subject to this


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

Lease and the rights of LESSEE hereunder.

     Attached hereto and incorporated herein is the Exhibit "C", Subordination, Non-Disturbance and Attornment Agreement between LESSOR, LESSEE, and LENDER, as fully executed by the respective LESSOR, LESSEE, and LENDER, reflecting the provisions of this Paragraph 5.

     6. CONDITION OF PROPERTY/ALTERATIONS, REPAIRS AND MAINTENANCE:

          1. LESSEE hereby agrees to take the leased Property in "as is" condition.

          2. No further or additional alterations or additions shall at any time be made by LESSEE without LESSOR's prior written consent. Said consent shall not be unreasonably withheld or delayed. If LESSOR shall give its consent, all work, repairs and alterations made by LESSEE shall be done in a good and workmanlike manner and in compliance with any applicable governmental rules and regulations and the cost thereof shall be paid by LESSEE, in cash or its equivalent, so that the demised Property shall at all times be free of liens, for labor and materials supplied or claimed to have been supplied to the demised Property. Any alterations shall immediately become the property of LESSOR, subject only to the use of same by LESSEE during the term of this Lease.

          3. LESSOR shall, at its own expense, keep, maintain and repair the roof and structural components of the building, except that LESSEE shall be responsible for the repair of the roof and structural components if the damage thereto is caused by the willful or negligent acts of the LESSEE, LESSEE's employees, agents, or invitees. LESSEE agrees to make necessary repairs to the mechanical and electrical systems thereof, and the parking areas and sidewalks located on the leased property. LESSEE shall keep and maintain said Property and the immediate exterior thereof, including docks, sidewalks, and areas adjoining, in a clean, safe, secure, and wholesome condition and shall defend, indemnify and hold harmless the LESSOR against any loss, costs, damage, or expense by reason of any accident, loss, casualty, or damage resulting to any person or property through the use of said Property or by reason of any act or thing done or undone on or about the said Property.

          4. LESSEE agrees to repair (and, if necessary, replace) and maintain in good and


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operational  order and  condition  the  nonstructural  interior  portions of the leased Property,  including without limitation doors, windows,  plate and window
glass,  flooring,  plumbing,  heating,  electrical,  air  conditioning,   sewage
facilities and appliances.

          5. Nothing contained in this Lease shall be construed as a consent on the part of the LESSOR to subject the estate of the LESSOR to liability under the Construction Lien Law of the State of Florida, it being expressly understood that the LESSOR's estate shall not be subject to such liability. LESSEE shall strictly comply with the Construction Lien Law of the State of Florida as set forth in Florida Statutes, Chapter 713. In the event that a claim of lien is filed against the Property in connection with any work performed by or on behalf of the LESSEE (other than LESSOR's work), the LESSEE shall satisfy such claim, or shall transfer same to security, within thirty (30) days from the date of filing. In the event that the LESSEE fails to satisfy or transfer such claim, within said thirty (30) day period, the LESSOR may do so and thereafter charge the LESSEE, as additional rent, all costs incurred by the LESSOR in connection with the satisfaction or transfer of such claim, including attorneys' fees. Further, the LESSEE agrees to indemnify, defend and save the LESSOR harmless from and against any damage or loss incurred by LESSOR as a result of any such claim of lien.

     7. INSURANCE: The LESSEE shall obtain at LESSEE's expense, a policy or policies of liability insurance for injuries or death of person or persons, or damage to property sustained the demised Property with minimum limits of Two Million Dollars ($2,000,000.00) for injury or death of any one person and Two Million Dollars ($2,000,000.00) for injuries to or death of more than one person, in any one accident or multiple accidents, and Five Hundred Thousand Dollars ($500,000.00) damage to property. Said policy or policies will be standard owner's, LESSOR's, and LESSEE's policies and will include the LESSOR as named insured and either the original or duplicate original of said policy or policies shall be delivered to the LESSOR and all premiums therefor will be paid by the LESSEE.

          LESSEE shall also obtain at LESSEE's expense, customary hazard and casualty insurance at the full insurable value of the improvements. Said policy shall be standard owner's,


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

LESSOR's, and LESSEE's policies, and will include the LESSOR as named insured and either the original or duplicate original of said policy or policies shall be delivered to the LESSOR and all premiums therefor will be paid by LESSEE.

          Except as specifically set forth herein, neither party shall be required to keep or maintain insurance for the benefit of the other party in respect to the said Property or any contents therein.

     8. DAMAGE BY FIRE OR OTHER CASUALTY: Should the building or premises herein leased by the LESSOR unto the LESSEE, either prior to the beginning of the term hereof or during the term hereof, be damaged by fire or other casualty, then, provided insurance proceeds are available, the LESSOR shall restore, repair or rebuild the premises including any additions or improvements made by LESSOR or by LESSEE, on the same plan and design as existed immediately before such damage or destruction occurred, and the materials used in repair shall be as nearly like original materials as may then be reasonably procured in regular channels of supply. When the premises shall be sufficiently repaired and restored or rebuilt and in the condition that they were prior to said fire or other casualty, then the LESSEE shall be given possession thereof and from that time shall pay rent as hereinabove provided; provided, however, that from the date of such fire or other casualty until such time as said premises are rebuilt, repaired or restored, all rent and other expenses thereon shall be abated.

     9.  INDEMNIFICATION:  LESSEE shall  indemnify,  defend,  and hold  harmless
LESSOR, its successors and assigns, from and against any and all claims, demands, losses, liabilities, judgments and expenses of any nature whatsoever including reasonable attorneys' fees both at trial and appellate level and all costs of litigation, which may be asserted against or imposed upon LESSOR or LESSOR'S title to or interest in the leased Property and which may arise out of or be attributable to, directly or indirectly: (a) LESSEE'S interest in and possession of the leased Property under this Lease, (b) the ownership or operation by LESSEE of its business on the leased Property, (c) any negligent or willful


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act  or  omission  by  LESSEE,  or any of  its  agents,  contractors,  servants, employees, licensees, customers, or invitees, (d) injury to or death of any person (including without limitation, the public) or loss or damage to any property, including loss of use thereof, occurring on the leased Property as a result of any negligence or willful act or omission by LESSEE, or any of its agents, contractors, servants, employees, licensees, customers, or invitees, or
(e) any failure by LESSEE to perform or comply with any of the covenants, agreements, terms, or conditions to be performed or complied with by LESSEE hereunder.

     10. CONDEMNATION: The parties hereto agree that should the demised Property, or such portion thereof as will make the Property unusable for the purposes herein leased, be taken or condemned by competent authority for public or quasi-public use, then this Lease shall terminate from the date when possession of the part so taken shall be required for the use and purpose for which it had been taken. In the event any part of the building, or common area, or rights-of-way adjoining, or approaches thereto are taken in condemnation proceedings so that, in the reasonable judgment of LESSEE and LESSOR, the Property remaining substantially affects LESSEE'S business operation, LESSEE may cancel the Lease, or, at its option, retain the Property. If LESSOR agrees to restore the entire remaining building to proper tenantable condition, rental shall abate and this Lease shall continue in effect. If the Lease continues after a partial taking, the rent shall abate proportionately as to that taking.

          Although all damages in the event of any condemnation are to belong to LESSOR, whether such damages are awarded as compensation or diminution in value of the leasehold or the fee of the leased Property, LESSEE shall have the right to claim and recover from the condemning authority, but not from the LESSOR, such compensation as may be separately awarded or recoverable by LESSEE in LESSEE'S own right on account of any damage to LESSEE'S business by reason of the condemnation and for or on account of any cost or loss to which LESSEE might be put in removing LESSEE'S merchandise, furniture, fixtures, leasehold improvements and equipment from the leased Property.


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     11.  ASSIGNMENT  AND  SUBLETTING:  LESSEE,  for it and  its  successors  or assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor sublet or underlet, nor suffer or permit the demised Property, or any part thereof, to be used by others without the prior written consent of LESSOR in each instance, which cannot be unreasonably withheld or delayed. Notwithstanding any provision herein to the contrary, LESSEE may assign this Lease without LESSOR's consent to any corporation which is affiliated with LESSEE, or to any corporation with or into which LESSEE merges or consolidates, or which acquires substantially all of the assets of LESSEE's operations. If, with consent of LESSOR, this Lease be assigned, or the demised Property, or any part thereof, be underlet or occupied by anybody other than LESSEE, LESSOR may, after default by LESSEE, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignments, underletting, occupancy or collection shall be deemed to relieve LESSEE of any of its obligations hereunder nor be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of LESSEE named herein from the further performance by such LESSEE of the covenants on the part of LESSEE herein contained, it being understood and agreed that the LESSEE named herein shall, at all times, remain the primary obligor under this Lease. The consent by LESSOR to an assignment or underletting shall not in anywise be construed to relieve LESSEE, or any other tenant or occupant of the demised Property, from obtaining the express consent, in writing, of LESSOR to any further assignment or underletting.

     12. TAXES AND ASSESSMENTS: LESSEE shall pay before delinquency all personal property taxes on the furniture, fixtures, equipment and other property of LESSEE located in the leased Property, together with real property taxes attributable to the Property for the entire term of the Lease.

     13. UTILITIES: LESSEE shall pay, in addition to the rent above specified, all charges for

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gas,  electricity,  and water used on the Property,  and for all other utilities furnished to the Property directly by separate meters serving only the Property leased herein. LESSOR shall not be liable to the LESSEE for any stoppage of either the water, sewage, heating, cooling, or electrical service for the leased Property, or any part of the mechanical plant of the leased Property not directly due to lack of ordinary care by the LESSOR or arising from riots, strikes, unavoidable accidents or casualty, or other like or unlike causes beyond the control of the LESSOR or for any stoppage thereof for needful repairs, or for improvements, provided the LESSOR uses reasonable diligence to resume such service.

     14. REMEDIES OF LESSOR:

          1.

               (i) If LESSEE shall default in the payment of the rent reserved herein, or in the payment of any item of additional rent or other monies due hereunder, or any part of same, or LESSEE shall default in the observance of any of the other terms, covenants and conditions of this Lease and such default continues for more than thirty (30) days after written notice of such default; or

               (ii) If the demised Property shall be abandoned, deserted or vacated, or if LESSEE shall sublet the demised Property or assign this Lease to an unapproved party as hereinabove provided;

               (iii) If LESSEE shall make an assignment for the benefit of creditors, of file a voluntary petition in bankruptcy, or be adjudicated as bankrupt by any court and such adjudication shall not be vacated within thirty
(30) days, or LESSEE takes the benefit of any insolvency act, or LESSEE be dissolved voluntarily or involuntarily or have a receiver of LESSEE's property appointed in any proceedings other than bankruptcy proceedings, and such appointment shall not be vacated within thirty (30) days after it has been made, then, upon the happening of any one or more of the defaults or events specified above, this Lease, and the term hereof, shall, upon the date specified in a written notice from LESSOR, which date shall not be less than thirty (30) days after the date of mailing of such notice by LESSOR, wholly cease and terminate with the same force and effect as

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though the date so specified  were the date  hereinabove  first set forth as the date of expiration of the term of this Lease; and thereupon, or at any time thereafter, LESSOR may re-enter said Property and have possession of the same and/or may recover possession thereof by legal proceeding.

          b. In case of any such default, re-entry, expiration and/or dispossession by summary proceedings, or otherwise, LESSEE shall, nevertheless, remain and continue to be liable to LESSOR in a sum equal to all rent and additional rent herein reserved for the balance of the term herein demised as the same may become due and payable pursuant to the terms of this Lease. LESSOR may repair or alter the demised Property in such manner as LESSOR may deem necessary or advisable, and/or let or re-let the demised Property and any and all parts thereof for the whole or any part of the remainder of the original term hereof or for a longer period, in LESSOR's name, or as the agent of LESSEE, and, out of any rent so collected or received, LESSOR shall, first, pay to it the expense and cost of retaking, repossessing, repairing and/or altering the demised Property, and the expense of removing all persons and property therefrom, and second, pay to it any cost or expense sustained in securing any new tenant or tenants, and, third, pay to it any balance remaining on account of the liability of LESSEE to LESSOR for the sum equal to the rent reserved herein unpaid by LESSEE for the remainder of the term herein demised. Any entry or re-entry by LESSOR, whether had or taken under summary proceedings or therewith, shall not absolve or discharge LESSEE from liability hereunder.

          c. Should any rent so collected by LESSOR after the payment aforesaid be insufficient fully to pay to LESSOR a sum equal to all rent and additional rent herein reserved, the balance or deficiency shall be paid by LESSEE on the rent days herein specified, that is, upon each of such rent days, LESSEE shall pay to LESSOR the amount of the deficiency then existing and LESSEE shall be and remain liable for any such deficiency, and the right of LESSOR to recover from LESSEE the amount thereof, or a sum equal to the amount of all rent and additional rent herein reserved, if there shall be no re-letting, shall survive the issuance of any dispossessory warrant or other termination hereof.

          d. Suit or suits for the recovery of such deficiency or damage, or for a sum equal to any installment or installments of rent or additional rent hereunder, may be brought by LESSOR from time to time at LESSOR's election, and nothing herein contained shall be deemed to require LESSOR to await the date wherein this Lease, or the term hereof, would have expired by limitation had there been no such default by LESSEE or no such termination or cancellation. LESSOR shall be entitled to reasonable attorney's fees plus costs.

          e. The LESSOR may apply the security deposit and all interest accrued thereon against any liability of the LESSEE arising by virtue of the LESSEE's default under this Lease.

     15. ACCESS TO PROPERTY: LESSOR shall have the right to enter upon the Property during regular business hours upon twenty-four (24) hours advance written notice to LESSEE, (except that no such advance notice shall be required in cases of emergency) to examine the same, to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, and to confirm compliance with the provisions of this Lease.

     16. Notices: All notices to be given pursuant to this Lease shall be in writing and shall be sent by prepaid certified or registered mail to the address of the parties below specified or at such other address as may be given by written notice in the manner prescribed in this paragraph. Any notices to LESSOR shall be sent to LESSOR at: P.O. Box 3058, Vero Beach, Florida 32964-3058, with a copy to Steve L. Henderson, Esq., 817 Beachland Boulevard, Vero Beach, Florida 32963; and LESSEE's address for notices shall be at the following address: Post Office Box 1332, Point Pleasant Beach, New Jersey 08742, with a copy to Christopher H. Marine, Esq., 979 Beachland Boulevard, Vero Beach, Florida 32963.

     17. No Waiver: No delay or omission of the exercise of any right by either party hereto shall impair any such right or shall be construed as a waiver of any default or as acquiescence therein. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of the same covenant, term or condition. No requirements whatsoever of this Lease shall be deemed waived or varied because of either party's failure to delay in taking advantage of any default, and LESSOR's acceptance of any payment from LESSEE with knowledge of any default shall not constitute a waiver of LESSOR's rights in respect to such default, nor of any subsequent or continued breach of any such default or any other requirement of this Lease. All remedies provided for herein shall be construed as cumulative and shall be in addition to every other remedy otherwise available to LESSOR.

     18. END OF TERM: Upon the expiration or other termination of this Lease, LESSEE shall quietly surrender possession of the Property to LESSOR and return the Property to LESSOR in as good condition as when first occupied at the commencement hereof, reasonable wear and tear excepted. If the last day of the term of this Lease falls on a Sunday, this Lease shall expire on the business day immediately following.

     19. RELATIONSHIP OF PARTIES: Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as constituting the LESSOR a partner of LESSEE in the conduct of LESSEE's business, or as creating the relationship of principal and agent or joint venturers between the parties hereto; it being the intention of the parties hereto that the relationship between them is and shall at all times during the term of this Lease be and remain that of LESSOR and LESSEE only.

     20. NO BROKER: LESSOR acknowledges and affirms unto LESSEE that LESSOR has not contacted or dealt with a real estate broker and/or real estate salesperson in conjunction with the lease/option of the property. LESSEE acknowledges and affirms unto LESSOR that LESSEE has not contacted or otherwise dealt with either a real estate broker or real estate salesperson. In the event a broker or salesperson makes a claim for a brokerage commission, finder's fee, or similar charge, the party who has contacted such broker or salesperson shall bear the full cost and expense of such brokerage commission, finder's fee, or similar charge. Each party does hereby fully indemnify and save and hold harmless the other party of and from any liability or obligation to pay a brokerage commission, finder's fee, or similar charge.

     21. CAPTIONS: The paragraph captions contained herein are for convenience only and do not define, limit or construe the contents of such paragraphs and are in no way to be construed as a part of this Lease.

     22. DEFINITIONS: Words of any gender used in this Lease shall be held to include any other gender and words in the singular number shall be held to include the plural when the sense requires.

      23. AUTHORITY TO EXECUTE: LESSOR and LESSEE do each hereby represent to the other that it has the capacity and authority to enter into this agreement. LESSOR is the fee simple owner of the real property and improvements which are the subject of this Lease.

     24. SUCCESSORS IN INTEREST: All provisions herein contained shall bind and inure to the benefit of the respective parties hereto, their heirs, personal representatives, successors and assigns.

     25. QUIET ENJOYMENT: LESSOR agrees that it has lawful title and right to make this Lease for the term aforesaid and that it will provide LESSEE with evidence thereof prior to the time at which LESSEE takes possession of the Property, and that it will put the LESSEE into complete and exclusive possession of the Property, including use of the common area, free from all orders, restrictions, and notices of any public or quasi-public authority, and that if the LESSEE shall pay the rental and perform all the covenants and provisions of this Lease to be performed by the LESSEE, the LESSEE shall, during the term demised, freely, peaceably and quietly occupy and enjoy the full possession of the Property hereby leased, including the use of the common area, and the tenements, hereditaments and appurtenances thereunto belonging, and the rights and privileges herein granted, without molestation or hindrance, lawful or otherwise, and that if at any time during the term hereby demised the title of the LESSOR shall fail or be discovered not to enable LESSOR to grant the term hereby demised, the LESSEE shall have the option to annul and void this Lease.

     26. SURVIVABILITY OF WARRANTIES: The representations and warranties of LESSOR provided above shall be continuing in nature, and they shall survive the termination of this Lease.

     27. RADON: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantifies, may present health risk to persons who are exposed to it over time. Levels of radon that exceed Federal and State Guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the county public health unit.

     28. OPTION TO RENEW LEASE: So long as the LESSEE is not then in default in the payment rent, or in the performance of any of the terms of this Lease, the LESSOR hereby grants to LESSEE an option to renew this Lease for up to three
(3) additional five (5) year terms. To exercise said option, LESSEE must notify LESSOR, in writing, on or before ninety (90) days prior to the date of expiration of the initial term, or ninety (90) days prior to expiration of any subsequent renewal term of this Lease, that LESSEE elects to exercise said option. The renewal terms will be subject to the same terms and conditions as provided herein, except that the rent due shall be adjusted as follows: the rental payment shall be increased by ten percent (10%) for the additional five-year renewal term.

     29. PERSONAL PROPERTY: All personal property WHICH have been placed or moved in the leased Property by LESSEE during the period of LESSEE'S possession and occupancy shall remain LESSEE'S property, and LESSEE may remove the same upon the termination hereof, to the fullest extent permitted by Florida law; provided, however, LESSEE shall repair any damage to the leased Property occasioned or resulting from said removal.

     30. RECORDING/MEMORANDUM OF LEASE: LESSOR and LESSEE shall execute a Memorandum of Lease in recordable form. Such Memorandum shall not disclose the monthly rent and may be recorded in the public records of Indian River County, Florida. The form of Memorandum of Lease is attached hereto as Exhibit "D".

     31. OPTION TO PURCHASE: For and in consideration of the mutual covenants and conditions as contained herein, LESSOR hereby grants to the LESSEE the right to purchase the Property, upon the following terms and conditions, and those terms and conditions of the Contract for Sale and Purchase, attached hereto and incorporated herein (known as Exhibit "B").

          a. The total purchase price shall be the sum of One Million Seventy Five Thousand Dollars ($1,075,000.00), and shall be a gross amount to the LESSOR. There shall be a standard division of closing costs as are generally applicable in transactions taking place in Vero Beach, Indian River County, Florida, and the provisions for division of closing costs as contained within Exhibit "A".

          b. If LESSEE elects to exercise this option, LESSEE shall do so by giving notice thereof in writing to LESSOR delivered by certified mail return receipt requested, no later than ninety (90) days prior to the expiration date of the first five (5) year term of this Lease, time being of the essence. Simultaneously therewith LESSEE shall post, $53,750.00 as an earnest money deposit, in escrow with Gould, Cooksey, Fennell, O'Neill, Marine, Carter, & Hafner, P.A., or such other escrow agent as may be mutually designated by LESSOR and LESSEE.

          c. This option shall remain in force to the expiration date of the first five (5) year term of this Lease, conditioned upon the faithful performance by the LESSEE of all the covenants, conditions, and agreements required to be performed by it as LESSEE under this Lease, and the payment by the LESSEE of all basic rent, additional rent, and other special payments as provided in this Lease to the date of the completion of the purchase of the property by LESSEE. In the event this Lease is terminated, then, in that event, the option to purchase hereunder shall terminate.

          d. Notice: The notice of exercise of the option, the notice required to extend the option, or any other notices required under this agreement, shall be given by certified mail/return receipt requested, and shall be deemed delivered as of the postmark date. Notices shall be directed to the parties, as follows:

          TO SELLER:                                 WITH COPY TO:
          STEVEN CRAIG LONG                          STEVE HENDERSON, ESQ.
          P. 0. Box 3058                             Moss, Henderson, et al
          Vero Beach, Florida 32964-3058             817 Beachland Blvd.
                                                     Vero Beach, FL 32963

          TO BUYER:                                  WITH COPY TO:
          CHEFS INTERNATIONAL, INC.,                 CHRISTOPHER H. MARINE, ESQ.
          a Delaware corporation,                    Gould, Cooksey, et al
          Post Office Box 1332                       979 Beachland Blvd.
          Point Pleasant Beach, New Jersey 08742     Vero Beach, FL 32963

          e. The closing shall take place at the offices of Gould, Cooksey, Fennell, O'Neill, Marine, Carter & Hafner, P.A., 979 Beachland Blvd., Vero Beach, Florida 32963, or such other place as the parties may agree, within fifteen (15) days following expiration of the initial five (5) year term of this Lease, provided, however, that if said date is a Saturday, Sunday or legal holiday, the closing shall occur on the next ensuing business day. Not later than thirty (30) days prior to the closing date, LESSOR shall provide to LESSEE a title insurance commitment to the Property in an amount equal to the purchase price. At the time of closing, LESSOR shall convey title to the demised Property to the LESSEE, by good and sufficient General Warranty Deed, warranting title to be free and clear of all liens, charges, encumbrances, clouds or defects, whatsoever, except easements of record, and taxes for the current year, not yet due and payable. Real estate taxes shall not be prorated Rent due under this Lease shall be pro-rated for the fifteen (15) days subsequent to the expiration of the Lease, and an appropriate adjustment made. Any outstanding municipal or governmental assessments, including but not limited to those relating to the Royal Palm Pointe project shall be satisfied by LESSOR.

          7. Provided that the option is exercised, the terms and provisions of the Exhibit "B" Contract shall govern the parties with respect to closing of the transaction. The Effective Date under the terms of the Contract shall be deemed the date on which the Notice of Exercise of the Option is delivered.

          h. Buyer hereby agrees to purchase the property in its present condition at closing. Standards D and N of the Standards for Real Estate Transactions of the Contract are hereby deleted, it being agreed that this purchase shall be on an "as is" basis.

          i. This Option to Purchase shall be assignable by LESSEE, but only to an assignee approved or exempted from approval under Section 11 of this Lease.

     32. ENTIRE AGREEMENT: This instrument of lease contains the entire and only agreement between the parties concerning the demised Property and no prior oral or written statements or representations, if any, of any party hereto or any representative of a party hereto not contained in this instrument, shall have any force or effect. This Lease shall not be modified in any way except by a writing executed by LESSOR and LESSEE, and no oral agreement or representations for rental shall be deemed to constitute a lease other than this agreement. This agreement shall not be binding until it shall have been executed by LESSEE and LESSOR.

     33.  COUNTERPARTS:  This   Lease  may  be  executed  in  two  (2)  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day first above written.

Witnesses:                              LESSOR:
As to LESSOR

/s/ Sandra Rennick                     /s/ Steven Craig Long
-------------------                    ---------------------
    SANDRA RENNICK                         STEVEN CRAIG LONG


/s/ Steve Henderson
-----------------------------------
    STEVE HENDERSON

                                        LESSEE: CHEFS INTERNATIONAL,
As to LESSEE:                           INC., a Delaware corporation


/s/ Martin W. Fletcher                  /s/ Anthony C. Papalia
-----------------------------------
                                        By: Anthony C. Papalia, President

/s/ Cynthia L. Harter
-----------------------------------